Exhibit 4.12








                            JPMORGAN CHASE BANK
                      (A New York Banking Corporation)

                                As Trustee under
                                          NL Industries, Inc.'s  Indenture,
                                          Dated as of October 20, 1993

                                     TO

                            NL Industries, inc.
                         (A New Jersey Corporation)

                  Satisfaction and Discharge of Indenture,
                      Release, Assignment and Transfer

                         Dated as of June 28, 2002

                Discharging NL Industries, Inc.'s Indenture
                        Dated as of October 20, 1993

                  SATISFACTION AND DISCHARGE OF INDENTURE,
                      RELEASE, Assignment and transfer

      THIS DOCUMENT, dated as of June 28, 2002 (hereinafter referred to as "Satisfaction of Indenture"), relates to that certain Indenture, dated as of October 20, 1993 (the "Indenture"), from NL Industries, Inc., a New Jersey corporation, whose address is Two Greenspoint Plaza, 16825 Northcase Drive, Suite 1200, Houston, Texas 77060-2544 (hereinafter referred to as the "Company"), to Chemical Bank.

      WHEREAS, The Chase Manhattan Bank, National Association merged into Chemical Bank, on July 15, 1996, and the name became The Chase Manhattan Bank, and Morgan Guaranty Trust Company of New York merged into The Chase Manhattan Bank on November 10, 2001, and the name became JPMorgan Chase Bank, a New York banking corporation, whose address is 450 West 33rd Street, New York, New York 10001 (hereinafter referred to as "Trustee"); and

      WHEREAS,  pursuant to the Indenture,  the financing  statements  listed on
Schedule 1 to this Satisfaction of Indenture were filed in accordance with the Uniform Commercial Code of each of New York, New Jersey and Texas; and

      WHEREAS, all indebtedness secured by the Indenture and all proper charges of the Trustee thereunder have been paid and the Company has deposited with the Trustee pursuant to a Deposit Agreement dated as of June 28, 2002 funds sufficient to effect a full redemption of all of the Outstanding Notes and any additional amount required to satisfy and discharge the Indenture; and

      WHEREAS, to the knowledge of the Trustee, none of the Events of Default defined in Section 501 of the Indenture has occurred and is continuing; and

      WHEREAS, pursuant to Section 401 of the Indenture, the Company has requested the Trustee to cancel and discharge the Lien of the Indenture, and to execute and deliver to the Company this Satisfaction of Indenture in order to assign and transfer to the Company the Trust Estate, and all other property of the Company and any related rights in respect of such property, any of which are held by the Trustee or otherwise subject to the Lien of the Indenture (whether created by the Indenture, including without limitation the Lien created by the after-acquired property clauses of the Indenture, or by subsequent delivery or pledge to the Trustee under the Indenture or otherwise) (collectively, the "Pledged Property"), and to acknowledge that the Lien of the Indenture has been cancelled, discharged and satisfied.

      NOW, THEREFORE, THIS SATISFACTION OF INDENTURE WITNESSETH:

                                 ARTICLE I

                         Satisfaction and Discharge

      The Trustee hereby acknowledges and agrees that Chemical Bank merged with The Chase Manhattan Bank, National Association on July 15, 1996, and the name became The Chase Manhattan Bank and The Chase Manhattan Bank merged with Morgan

Guaranty Trust Company of New York on November 10, 2001, and the name became JPMorgan Chase Bank, a New York banking corporation, and the Trustee is the trustee under the Indenture. The Trustee, pursuant to the provisions of Section 401 of the Indenture, hereby acknowledges that the Company's obligations under the Indenture have been satisfied and hereby cancels and discharges the Indenture and the Lien thereof. The Trustee hereby authorizes and directs the appropriate officials in the States of New York, New Jersey and Texas and all such other such places wherein any financing statements, including, without limitation, the financing statements listed on Schedule 1, were filed in connection with the Indenture, to cancel and terminate all such financing statements as provided by law. Without limiting the foregoing, the Trustee agrees to take all actions reasonably requested by the Company to cause the cancellation and termination of all financing statements affecting any of the Pledged Property.

                                 ARTICLE II

                Assignment and Transfer of Pledged Property

      The Trustee, for valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby releases, reassigns, retransfers and sets over unto the Company, and its successors and assigns forever, and releases and forever discharges from the Lien of the Indenture, all of the Trustee's right, title and interest in and to the Pledged Property;

      TOGETHER WITH all revenues, issues, earnings, income, product and profits thereof, and all the right, title and interest and claim whatsoever, at law as well as in equity, of the Trustee in and to the Pledged Property;

      TO HAVE AND TO HOLD the Pledged Property that is herein released, reassigned, retransferred, and set over by the Trustee as aforesaid, unto the Company and its successors and assigns forever, free and clear of all Liens, claims and encumbrances of any type whatsoever created by or in favor of the Trustee pursuant to the Indenture or otherwise;

      PROVIDED, HOWEVER, that this reassignment, retransfer, cancellation and discharge shall be without covenants, warranties of title or seisin, or of any other nature whatsoever, either express or implied in law or in equity; and shall be without recourse against the Trustee in any event or any contingency, and shall be without prejudice to the rights of the Trustee under of the Indenture, which rights shall survive satisfaction and discharge of the Indenture.

                                ARTICLE III

                          Miscellaneous Provisions

      SECTION 3.01 The terms defined in the Indenture and used herein shall, for all purposes of this Satisfaction of Indenture, have the meanings specified in the Indenture.

      SECTION 3.02 The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Satisfaction of Indenture or for or in respect of the recitals contained herein, all of which recitals are deemed made by the Company solely.

      SECTION 3.03 This Satisfaction of Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, JPMorgan Chase Bank has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or one of its Assistant Vice Presidents, and its corporate seal to be attested to by one of its Trust Officers, all as of the day and year first above written.

                                    JPMORGAN CHASE BANK
[SEAL]                              as Trustee


                                    By:
                                       ---------------------------------------
                                                Assistant Vice President

Attest:

------------------------------------------------
      Trust Officer

Signed, sealed and delivered in the presence of:



------------------------------------------------
Witness


------------------------------------------------
Witness


------------------------------------------------
Notary Public

My Commission Expires:

Notarial Seal

STATE OF NEW YORK       )     SS.
COUNTY OF NEW YORK      )

On this ___ day of June, 2002, before me, ____________________, Notary Public in and for the State of New York, personally appeared ____________________ and ____________________, known to me to be an Assistant Vice President and a Trust Officer, respectively, of JPMORGAN CHASE BANK, a New York banking corporation, who being duly sworn, stated that the seal affixed to the foregoing instrument is the corporate seal of said corporation and acknowledged this instrument to be the free, voluntary and in all respects duly and properly authorized act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.



                                        ----------------------------------------
[SEAL]

                     SCHEDULE 1 - FINANCING STATEMENTS



                            NL INDUSTRIES, INC.
                          UCC FINANCING STATEMENTS


Juris.     Secured Party       Type of Filing       Filing Date   Filing Number      Other
------     -------------       --------------       -----------   -------------      -----

New        Chemical Bank, as   Original             10-27-93      1537455       See In Lieu Of
Jersey     Trustee                                                              Filing made in New
State                                                                           Jersey 5-9-02

                               Amendment            2-27-95       262192-5      Debtor address change

                               Continuation         10-23-98      4953414       Combined Filing

                               Amendment            10-23-98      4953414       Amends Secured Party
                                                                                to "The Chase
                                                                                Manhattan Bank as
                                                                                successor in
                                                                                interest to Chemical
                                                                                Bank as Trustee"

           JPMorgan Chase      Original             5-9-02        2101976-0     In Lieu Of Filing
           Bank (formerly                                                       (New York County
           known as Chemical                                                    filing 93PN53268
           Bank), as Trustee                                                    made 10-27-93)

           JPMorgan Chase      Original             5-9-02        2102000-0     In Lieu Of Filing
           Bank (formerly                                                       (New York State
           known as Chemical                                                    filing 225624 made
           Bank), as Trustee                                                    10-27-93)

           JPMorgan Chase      Original             5-9-02        2102010-0     In Lieu Of Filing
           Bank (formerly                                                       (New Jersey State
           known as Chemical                                                    filing 1537455 made
           Bank), as Trustee                                                    10-27-93)

           JPMorgan Chase      Original             5-9-02        2101999-9     In Lieu Of Filing
           Bank (formerly                                                       (Texas State filing
           known as Chemical                                                    93-00204566 made
           Bank), as Trustee                                                    10-27-93)



Juris.     Secured Party       Type of Filing       Filing Date   Filing Number      Other
------     -------------       --------------       -----------   -------------      -----



New York   Chemical Bank, as   Original             10-27-93      93PN53268     See In Lieu Of
County     Trustee                                                              Filing made in New
                                                                                Jersey 5-9-02

                               Amendment            3-7-95        95PN09942     Debtor address change

           The Chase           Amendment            10-23-98      98PN56456     Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          successor in
           Chemical Bank as                                                     interest to Chemical
           Trustee                                                              Bank as Trustee"

                               Continuation         10-23-98      98PN56455

New York   Chemical Bank, as   Original             10-27-93      225624        See In Lieu Of
State      Trustee                                                              Filing made in New
                                                                                Jersey 5-9-02

                               Amendment            3-1-95        042440        Debtor address change

           The Chase           Amendment            10-23-98      226148        Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          successor in
           Chemical Bank as                                                     interest to Chemical
           Trustee                                                              Bank as Trustee"

                               Continuation         10-23-98      226147

Texas      Chemical Bank, as   Original             10-27-93      93-00204566   See In Lieu Of
           Trustee                                                              Filing made in New
                                                                                Jersey 5-9-02

                               Amendment            2-28-95       95-0062533    Debtor address change

                               Continuation         10-23-98      98-00731327   Combined Filing

           The Chase           Amendment            10-23-98      98-00731327   Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          successor in
           Chemical Bank as                                                     interest to Chemical
           Trustee                                                              Bank as Trustee"

                                KRONOS, INC.
                          UCC FINANCING STATEMENTS


Juris.     Secured Party       Type of Filing       Filing Date   Filing Number      Other
------     -------------       --------------       -----------   -------------      -----


Delaware   JPMorgan Chase      Original             5-8-02        21152457      In Lieu Of Filing
           Bank (formerly                                                       (New Jersey State
           known as Chemical                                                    filing 1537454 made
           Bank), as Trustee                                                    10-27-93)

           JPMorgan Chase      Original             5-8-02        21152499      In Lieu Of Filing
           Bank (formerly                                                       (New York County
           known as Chemical                                                    filing 93PN53271 made
           Bank), as Trustee                                                    10-27-93)

           JPMorgan Chase      Original             5-8-02        21152531      In Lieu Of Filing
           Bank (formerly                                                       (New York State
           known as Chemical                                                    filing 225622 made
           Bank), as Trustee                                                    10-27-93)

           JPMorgan Chase      Original             5-8-02        21152408      In Lieu Of Filing
           Bank (formerly                                                       (Texas State filing
           known as Chemical                                                    93-00204565 made
           Bank), as Trustee                                                    10-27-93)

New        Chemical Bank, as   Original             10-27-93      1537454       See In Lieu Of Filing
Jersey     Trustee                                                              made in Delaware
State                                                                           5-8-02

                               Amendment            2-27-95       262192-2      Debtor address change

                               Amendment            2-27-95       262192-4      Secured Party (NL)
                                                                                address change

                               Continuation         10-23-98      4953414       Combined Filing

           The Chase           Amendment            10-23-98      4953414       Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          success in interest
           Chemical Bank as                                                     to Chemical Bank as
           Trustee                                                              Trustee"

New York   Chemical Bank, as   Original             10-27-93      93PN53271     See In Lieu Of Filing
County     Trustee                                                              made in Delaware
                                                                                5-8-02



Juris.     Secured Party       Type of Filing       Filing Date   Filing Number      Other
------     -------------       --------------       -----------   -------------      -----


                               Amendment            3-17-95       95PN11795     Debtor address change

           Amends Secured      Amendment            10-23-98      98PN56454     Amends Secured Party
           Party to "The                                                        to "The Chase
           Chase Manhattan                                                      Manhattan Bank as
           Bank as successor                                                    success in interest
           in interest to                                                       to Chemical Bank as
           Chemical Bank as                                                     Trustee"
           Trustee"

                               Continuation         10-23-98      98PN56453

New York   Chemical Bank, as   Original             10-27-93      225622        See In Lieu Of Filing
State      Trustee                                                              made in Delaware
                                                                                5-8-02

                               Amendment            3-1-95        042441        Debtor address change

           The Chase           Amendment            10-23-98      226150        Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          successor in interest
           Chemical Bank as                                                     to Chemical Bank as
           Trustee                                                              Trustee"

                               Continuation         10-23-98      226149

Texas      Chemical Bank, as   Original             10-27-93      93-00204565   See In Lieu Of Filing
           Trustee                                                              made in Delaware
                                                                                5-8-02

                               Amendment            2-28-95       95-00625335   Debtor address change

                               Amendment            2-28-95       95-00625336   Secured Party (NL)
                                                                                address change

                               Continuation         10-23-98      98-00731328   Combined Filing

           The Chase           Amendment            10-23-98      98-00731328   Amends Secured Party
           Manhattan Bank as                                                    to "The Chase
           successor in                                                         Manhattan Bank as
           interest to                                                          successor in interest
           Chemical Bank as                                                     to Chemical Bank as
           Trustee                                                              Trustee"


                                       9